UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2026

AIxCrypto Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37428	26-3474527
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1990 E. Grand Ave.
El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (760) 452-8111

5857 Owens Avenue, Suite 300

Carlsbad, California 92008

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	AIXC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement (as defined below).

On June 16, 2026, AIxCrypto Holdings, Inc., a Delaware corporation (the “Company”) entered into a common shares purchase agreement (the “Purchase Agreement”) with Gold King Arthur Holding Limited, a Hong Kong limited liability company (the “Purchaser”) pursuant to which the Company agreed to sell and issue to the Purchaser in a private placement offering (the “Offering”) up to the lesser of (i) $50,000,000 in aggregate gross purchase price of duly authorized, validly issued, fully paid and non-assessable shares of common stock of the Company, par value $0.001 per share (the “Common Shares”) and (ii) 19.99% of the voting power of the Common Shares issued and outstanding immediately prior to the execution of the Purchase Agreement (the “Exchange Cap”), as adjusted pursuant to the terms of the Purchase Agreement. The Exchange Cap will not apply if and when the Company obtains shareholder approval for issuances in excess thereof in accordance with the applicable rules of the Nasdaq Capital Market.

The Common Shares are being offered in reliance upon the exemption from the registration requirement of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and/or Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws. The issuance of the Common Shares has not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

The Company intends to use the net proceeds from the Offering for the purposes set forth in the Prospectus included in the Registration Statement (as defined below) and any Prospectus Supplement thereto filed pursuant to the Purchase Agreement.

Under the Purchase Agreement, upon the satisfaction of certain conditions, the Company may, at its sole discretion, direct the Purchaser to purchase Common Shares by delivering VWAP Purchase Notices from time to time during the investment period. The purchase price per share for each VWAP Purchase is equal to 93% of the lowest daily volume-weighted average price during the three consecutive Trading Days consisting of the applicable VWAP Purchase Date and the two Trading Days immediately preceding such date. The Purchaser is entitled to retain a draw fee equal to 3.0% of the gross purchase amount for each VWAP Purchase as a transaction fee, with the remaining 97% paid to the Company as the net settlement amount.

In addition, the Company paid to the Purchaser a one-time, non-refundable upfront fee of $100,000 upon execution of the Purchase Agreement.

Subject to receipt of shareholder approval for issuances in excess of the Exchange Cap in accordance with the applicable rules of the Nasdaq Capital Market (the “Shareholder Approval”), the  Company has agreed to file, within 45 calendar days after execution of the Purchase Agreement, a registration statement on Form S-1 (the “Initial Registration Statement”) with the Securities and Exchange Commission (the “Commission”) covering the resale of the Common Shares subject to the Exchange Cap, and has agreed to use commercially reasonable efforts to cause such registration to become effective within 90 days of filing (or, if subject to a full review by the Commission, 90 days plus an additional 45 days for each round of Commission comments or until resolution of all Commission comments, whichever is later). Once Shareholder Approval is obtained and has taken effect, the Company shall use its commercially reasonable efforts to file one or more additional registration statements to cover all Registrable Securities not covered by the Initial Registration Statement.

The Company is required to use its reasonable best efforts to seek Shareholder Approval as soon as practicable after the closing date but no later than 45 days thereafter, and if not obtained during such period, to continue seeking Shareholder Approval every 45 days until obtained. Once Shareholder Approval is obtained, the Company will file a preliminary information statement on Schedule 14C within 30 days of receiving Shareholder Approval and file a definitive information statement on Schedule 14C ten days following the filing of the preliminary information statement. The Shareholder Approval must take effect before the Company may issue Common Shares in excess of the Exchange Cap.

The Purchase Agreement will terminate automatically on the earliest to occur of (i) the first day of the month next following the 24-month anniversary of the effective date of the Initial Registration Statement, (ii) the date on which the Purchaser has purchased the Total Commitment worth of Common Shares, (iii) the date on which the Common Shares fail to be listed on a national securities exchange, (iv) the thirtieth Trading Day following commencement of bankruptcy proceedings against the Company that are not discharged or dismissed, and (v) the date on which a custodian is appointed for the Company or the Company makes a general assignment for the benefit of creditors. The Company may also terminate the Purchase Agreement after commencement upon ten Trading Days’ prior written notice to the Purchaser.

The Purchase Agreement contains customary representations, warranties, covenants and conditions, including certain customary and specific events that would permit the Purchaser to terminate the Purchase Agreement, including (a) the occurrence of a Fundamental Transaction, (b) material breach by the Company of its covenants or agreements under the Purchase Agreement not cured within 15 Trading Days after notice, (c) lapse in effectiveness of the Registration Statement for more than 45 consecutive Trading Days or 90 Trading Days in any 365-day period, (d) suspension of trading in the Common Shares for more than five consecutive Trading Days, and (e) certain other material breaches by the Company not cured within 15 Trading Days after notice.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report, and incorporated by reference herein.

Item 3.02 Unregistered Sale of Equity Securities.

The information contained above in Item 1.01 relating to the issuance of the Common Shares is hereby incorporated by reference into this Item 3.02.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock or other securities of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Common Shares Purchase Agreement dated June 16, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIxCrypto Holdings, Inc.

Date: June 17, 2026	By:	/s/ Jerry Wang
	Name:	Jerry Wang
	Title:	Chief Executive Officer and Director (Principal Executive Officer)